EXHIBIT (32)

CERTIFICATION OF CEO AND CFO PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Valley National Bancorp (the “Company”) for the period ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Gerald H. Lipkin, as Chief Executive Officer of the Company, and Alan D. Eskow, as Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gerald H. Lipkin
Gerald H. Lipkin
Chairman of the Board, President and Chief Executive Officer
February 28, 2011

/s/ Alan D. Eskow
Alan D. Eskow
Senior Executive Vice President and Chief Financial Officer
February 28, 2011